UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 13, 2024

KIMCO REALTY CORPORATION

KIMCO REALTY OP, LLC
 (Exact Name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Kimco Realty Corporation

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 7.250% Class N Cumulative Convertible, Preferred Stock, $1.00 par value per share.	KIMprN	New York Stock Exchange

Kimco Realty OP, LLC

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Kimco Realty Corporation Yes ☐ No ☐	Kimco Realty OP, LLC Yes ☐ No ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐	Kimco Realty OP, LLC ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The information set forth in Item 8.01 of this Current Report is incorporated herein by reference.

Item 8.01.   Other Events.
On December 13, 2024, Kimco Realty Corporation (the “Company”) issued a press release announcing the final results of its previously announced tender offer to purchase for cash any and all of its outstanding depositary shares (each, a “Security,” and collectively, the “Securities”) representing 1/1,000 of a share of the Company’s 7.25% Class N Cumulative Convertible Perpetual Preferred Stock, par value $1.00 per share (the “Class N Preferred Stock”), at a price per Security of $62.00, plus any accrued and unpaid dividends (the “Offer”), and concurrent solicitation of consents from the holders of the Class N Preferred Stock (which required soliciting the holders of the outstanding Securities) to a proposed amendment to the charter of the Company to permit the redemption of the Class N Preferred Stock at the option of the Company (the “Consent Solicitation”).

In accordance with the terms and conditions of the Offer and Consent Solicitation, and based on the final count by the tender agent for the Offer and Consent Solicitation, the Company accepted for purchase a total of 409,772 Securities properly tendered and not properly withdrawn before the expiration date. The Securities accepted for repurchase represent approximately 22.17% of the outstanding Securities as of December 12, 2024.
As of the expiration date, the holders of 409,772 Securities voted “For” the Consent Solicitation, the holders of 52,466 Securities voted “Against” the Consent Solicitation, and the holders of 1,508 Securities voted to “Abstain” from the Consent Solicitation. Because holders of less than two-thirds of the outstanding shares of Class N Preferred Stock (which corresponds to holders of less than two-thirds of the outstanding Securities) have consented to the proposed amendment to the charter of the Company, the required consents have not been obtained, and the proposed amendment to the charter of the Company will not be effectuated.

A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated December 13, 2024 issued by Kimco Realty Corporation
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 13, 2024
KIMCO REALTY CORPORATION

By:	/s/ Glenn G. Cohen
	Name:	Glenn G. Cohen
	Title:	Chief Financial Officer

KIMCO REALTY OP, LLC

By: KIMCO REALTY CORPORATION, Managing Member

By:	/s/ Glenn G. Cohen
	Name:	Glenn G. Cohen
	Title:	Chief Financial Officer